Exhibit 10.5


                      Building No. 1400, One Kendall Square
                         Cambridge, Massachusetts 02142
                                ("the Building")

                                 FIRST AMENDMENT
                                 ---------------
                                 August 7, 2000

                    LESSOR:                     One Kendall LLC, a Delaware
                                                limited liability company,
                                                successor-in-interest to
                                                Cambridge 1400 Limited
                                                Partnership
                    LESSEE:                     Giga Information Group, Inc., a
                                                Delaware corporation
                    LEASED
                    PREMISES:                   An area on the first (1st) floor
                                                of the Building, containing
                                                7,868 rentable square feet of
                                                space, more or less, as outlined
                                                on Exhibit A1 attached to the
                                                Lease

ORIGINAL            LEASE
LEASE               EXECUTION
DATA                DATE:                       October 31, 1995
                    TERMINATION DATE:           November 5, 2000
                    PREVIOUS
                    LEASE
                    AMENDMENTS:                 None
                    EXTENDED TERMINATION DATE:  November 30, 2005

           WHEREAS, Lessee has exercised its option to extend the term of the lease, pursuant to Section 24 of the Lease;

           NOW THEREFORE, the parties hereby agree that the above-referenced lease (the "Lease") is hereby amended as follows:


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           1. EXTENSION OF TERM OF LEASE

           The term of the Lease is hereby extended for an additional term commencing as of November 6, 2000 ("Commencement Date of Additional Term") and terminating as of November 30, 2005. Said additional term shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the commencement of such additional term (including, without limitation, Lessee's obligation to pay Lessee's Proportionate CAO Lot Share, Lessee's Proportionate Building Share, Lessee's Proportionate Building Share of that portion of the Taxes attributable to the Building and Lessee's Proportionate CAO Lot Share of that portion of the Taxes attributable to the land which constitutes the Lot, pursuant to Sections 5.1, 5.2 and 5.4.2 of the Lease), except as follows:

           A. Base Rent during the additional term shall be the sum of: (i) Three Hundred Thirty Thousand Four Hundred Fifty-Six and 00/100 ($330,456.00) Dollars per year (i.e., monthly payments of $27,538.00), plus (ii) the annual fair market rental value of Lessee's parking spaces, as reasonably determined by Lessor, to the extent that Lessee or any subtenants or assignees permitted under the Lease, if any, use such parking spaces.

           B. Lessee shall have no right to further extend the term of the Lease. Without limiting the foregoing, Section 24 of the Lease is hereby deleted in its entirety and is of no further force or effect.

           C. Lessor has no obligation to provide interior cleaning services to the Leased Premises. Upon Lessee's request, Lessor shall provide to Lessee an approved list of qualified cleaning contractors to perform interior cleaning services to the Leased Premises.

           D. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

           2. CONDITION OF LEASED PREMISES

           Lessee is current in possession of the Leased Premises and accepts the Leased Premises "as-is", in the condition in which the Leased Premises are in as of the Commencement Date in respect of the Additional Term, without any obligation on the part of Lessor to prepare or construct the Leased Premises for Lessee's occupancy and without any representation or warranty by Lessor as to the condition of the Leased Premises.

           3. LETTER OF CREDIT

           A. Lessee acknowledges that Lessor is unwilling to execute this First Amendment unless Lessee provides Lessor with additional security for Lessee's obligations under the Lease. Therefore, Lessee shall deliver to Lessor, on the date that Lessee executes and delivers the First Amendment to Lessor, an


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Irrevocable Standby Letter of Credit ("Letter of Credit") which shall be (1) in the form attached hereto as Exhibit A, (2) issued by Silicon Valley Bank or a bank reasonably acceptable to Lessor, with minimum assets of Five Billion Dollars ($5,000,000,000.00), upon which presentment may be made by facsimile,
(3) in an amount equal to Two Hundred Twenty Thousand Three Hundred Four and 00/100 Dollars ($220,304.00) and (4) for a term of one (1) year, subject to extension in accordance with the terms of the Letter of Credit. Lessee shall, on or before the date thirty (30) days prior to the expiration of the term of such Letter of Credit, deliver to Lessor a new Letter of Credit satisfying the foregoing conditions ("Substitute Letter of Credit") in lieu of the Letter of Credit then being held by Lessor. Such Letter of Credit shall be automatically renewable in accordance with the second to last grammatical paragraph of Exhibit A; provided that, in such event, Lessee shall be required to deliver a Substitute Letter of Credit satisfying the conditions hereof, on or before the date thirty (30) days prior to the expiration of the term of such Letter of Credit, if the issuer of such Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period pursuant thereto.

           B. In the event that Lessee is in default of its obligations under the Lease, then the Lessor shall have the right, at any time after such event, without giving any further notice to Lessee, to draw down from said Letter of Credit (Substitute Letter of Credit or Additional Letter of Credit, as defined below, as the case may be) (a) the amount necessary to cure such default or (b) if such default cannot reasonably be cured by the expenditure of money, to exercise all rights and remedies Lessor may have on account of such default, the amount which, in Lessor's opinion, is necessary to satisfy Lessee's Liability in account thereof. In the event of any such draw by the Lessor, Lessee shall, within fifteen (15) business days of written demand therefor, deliver to Lessor an additional Letter of Credit satisfying the foregoing conditions ("Additional Letter of Credit"), except that the amount of such Additional Letter of Credit shall be the amount of such draw. In addition, in the event of a termination based upon the default of Lessee under the Lease, or a rejection of the Lease pursuant to the provisions of the Federal Bankruptcy Code, Lessor shall have the right to draw upon the Letter of Credit (from time to time, if necessary) to cover the full amount of damages and other amounts due from Lessee to Lessor under the Lease. Any amounts so drawn shall, at Lessor's election, be applied first to any unpaid rent and other charges which were due prior to the filing of the petition for protection under the Federal Bankruptcy Code.

           C. In the event that Lessee fails timely to deliver to Lessor a Substitute Letter of Credit, then the Lessor shall have the right, at any time after such event, without giving any further notice to Lessee or to Lessor, to draw down the Letter of Credit (or Substitute Letter of Credit and/or Additional Letter(s) of Credit) and to hold the proceeds thereof ("Security Proceeds") in a segregated bank account in the name of the Lessor as security for Lessee's obligations under the Lease in accordance with the provisions of this Paragraph 1.

           D. To the extent that Lessor has not previously drawn upon any Letter of Credit, Substitute Letter of Credit, Additional Letter of Credit or Security Proceeds (collectively "Collateral") held by the Lessor, and to the extent that


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
Lessee is not otherwise in default of its obligations under the Lease as of the termination date of the Lease, Lessor shall return such Collateral to Lessee on the termination of the term of the Lease.

           E. In no event shall the proceeds of any Letter of Credit be deemed to be a prepayment of rent nor shall it be considered as a measure of liquidated damages.

           4. BROKER

           The Lessor and Lessee each represent and warrant to the other that each has had no dealings with any broker concerning this First Amendment, except the Trammell Crow Company and Insignia/ESG, and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty.

           5. NOTICES

           For all purposes of the Lease, the notice address for Lessor is as follows:

                     Beacon Capital Partners, Inc.
                     One Federal Street
                     Boston, Massachusetts  02110
                     Attention:  Treasurer

           and the notice address for Lessee is as follows:

                     Giga Information Group, Inc.
                     One Longwater Circle
                     Norwell, Massachusetts  02061
                     Attention:  Controller

           6. LIMITATION OF LESSOR'S LIABILITY

           Lessee shall neither assert nor seek to enforce any claim against Lessor, or Lessor's agents or employees, or the assets of Lessor or of Lessor's agents or employees, for breach of this Lease or otherwise, other than against Lessor's interest in the Building of which the premises are a part and in the uncollected rents, issues and profits thereof, and Lessee agrees to look solely to such interest for the satisfaction of any liability of Lessor under this Lease, it being specifically agreed that in no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This paragraph shall not limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or to take any other action which shall not involve the personal liability of Lessor to respond in monetary damages from Lessor's assets other


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
than the Lessor's interest in said real estate, as aforesaid. In no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential or incidental damages. Without limiting the foregoing, in no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for lost profits of Lessee.

           7. INAPPLICABLE LEASE PROVISIONS

           Section 3.2 and Section 26 of the Lease and Exhibit C to the Lease shall have no applicability during the additional term of the Lease.

           8. As herein amended, the Lease is ratified, approved and confirmed in all respects.

           EXECUTED under seal as of the date first above written.



LESSOR:                                        LESSEE:
ONE KENDALL LLC,                               GIGA INFORMATION GROUP, INC.
a Delaware limited liability company

By:     CAMEZZ LLC, a Delaware
        limited liability company, its
        Manager

By:     Beacon/PW Kendall LLC,
        a Delaware limited liability
        company, its Manager

By:     Beacon Capital Partners, L.P.,
        a Delaware limited partnership,
        d/b/ in Massachusetts as
        Beacon Capital Partners,
        Limited Partnership, its Manager

By:     Beacon Capital partners, Inc.,
        a Maryland corporation,
        its general partner

By: /s/ Phillip J. Brannigan, Jr               By: /s/ Victoria M. Lynch
    -----------------------------                  ----------------------------
Name: Phillip J. Brannigan, Jr.                    Vice President and Controller
Title: Vice President.                                (Name)           (Title)
       -------------------------------------
Date Signed:                                          Hereunto Duly Authorized
            --------------------------------
                                                      Date Signed:  8/28/2000
                                                                    ---------

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                                    EXHIBIT A

                            FORM OF LETTER OF CREDIT

BENEFICIARY:                                     ISSUANCE DATE:

                                                 ____________________, 2000
ONE KENDALL LLC
c/o Beacon Capital Partners, Inc.                IRREVOCABLE STANDBY
One Federal Street                               LETTER OF CREDIT NO.
Boston, MA
ACCOUNTEE/APPLICANT:                             MAXIMUM/AGGREGATE
                                                 CREDIT AMOUNT:__________
GIGA INFORMATION GROUP, INC.                     USD:  $220,304.00
GENTLEMEN:

         We hereby establish our irrevocable letter of credit in your favor for account of the applicant up to an aggregate amount not to exceed Two Hundred Twenty Thousand Three Hundred Four and 00/100 US Dollars ($220,304.00) available by your draft(s) drawn on ourselves at sight accompanied by:

         Your statement, signed by a purportedly authorized officer/official certifying that the Beneficiary is entitled to draw upon this Letter of Credit (in the amount of the draft submitted herewith) pursuant to Paragraph 3 of this Second Amendment dated August 7, 2000 by and between One Kendall LLC, a Delaware limited liability company, as Lessor, and Giga Information Group, inc., a Massachusetts corporation, as Lessee.

         Draft(s) must indicate name and issuing bank and credit number and must be presented at this office.

         You shall have the right to make partial draws against this Letter of Credit, from time to time.

         Except as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and practice for Documentary Credits, International Chamber of Commerce, Publication No. 500 (1993 Revision)".

         This Letter of Credit shall expire at our office on _________________, 200_ (the "Stated Expiration Date"). It is a condition of this Letter of Credit that the Stated Expiration Date shall be deemed automatically extended without amendment for successive one (1) year periods from such Stated Expiration Date, unless at least forty-five (45) days prior to such Stated Expiration Date (or any anniversary thereof) we shall notify you and the Accountee/Applicant in writing by registered mail (return receipt) that we elect not to consider this Letter of Credit extended for any such additional one (1) year period.